Subsidiaries - Schedule of allocation of total investment cost to assets and liabilities (Details) - CPV Shore Holdings, LLC [Member] $ in Millions	Apr. 30, 2025 USD ($)
Disclosure of detailed information about business combination [line items]
Property, plant & equipment	$ 520
Right-of-use asset	154
Bank loans	(294)
Lease liability	(195)
Derivative financial instruments	(16)
Other identifiable assets and liabilities	3
Total assets, net derecognized upon deconsolidation	$ 172